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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PEABODY ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 8, 2008. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: 2008 Notice and Proxy Statement and 2007 Annual Report To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 24, 2008. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. PEABODY ENERGY CORPORATION Vote In Person Many shareholder meetings have attendance requirements PEABODY ENERGY CORPORATION including, but not limited to, the possession of an attendance 701 MARKET STREET ticket issued by the entity holding the meeting. Please check the ST. LOUIS, MO 63101-1826 meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1PDY1

Meeting Location The Annual Meeting for holders as of March 14, 2008 is to be held on May 8, 2008 at 10:00 a.m. at: Ritz-Carlton Hotel 100 Carondelet Plaza Clayton, MO 63105 R1PDY2

Voting Items ITEMS TO BE VOTED ON AT THE ANNUAL MEETING ARE LISTED BELOW. THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” ITEMS 1, 2, 3 AND 4. 1. Election of Director: NOMINEE: 01) Sandra Van Trease 2. Ratification of Appointment of Independent 4. Approval of the 2008 Management Annual Registered Public Accounting Firm. Incentive Compensation Plan. 3. Approval of a proposal to Declassify the Board of Directors. R1PDY3

R1PDY4